Exhibit 99.5
                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------



                       PRELIMINARY BACKGROUND INFORMATION

                        IMC HOME EQUITY LOAN TRUST 1998-3


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

|---------------------------------------------------------------------------|
|          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE       |
|           DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS       |
|                                  SUPPLEMENT.                              |
|---------------------------------------------------------------------------|

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the pool of Home Equity Loans as of the Statistical Calculation Date of 5/5/98:

Total Number of Loans:                                           11,063

Total Outstanding Loan Balance:                            $731,071,895
  Balloon (% of Total):                                           31.17%
  Level Pay (% of Total):                                         68.83%
Average Loan Principal Balance:                                 $66,083                 ($5,008 to $556,223)
Weighted Average CLTV:                                            76.67%                (5.71% to 100.00%)
% of Pool with CLTVs (greater than) 90%                            3.13%
Weighted Average Coupon:                                          10.86%                (6.49% to 19.15%)
Weighted Average Remaining Term to Maturity (months):               254                 (50 to 360)
Weighted Average Seasoning (months):                                  3                 (0 to 40)
Weighted Average Original Term (months):                            257                 (60 to 360)
Range of Original Terms:                                           Level Pay                     Balloon
                                                           -----------------------      ------------------------
                                                             Up to 60:      0.11%          Up to 60:       0.05%
                                                             61 - 120:      1.79%          61 - 120:       0.09%
                                                            121 - 180:     16.89%         121 - 180:      31.03%
                                                            181 - 240:      8.90%
                                                            241 - 300:      1.23%
                                                            301 - 360:     39.90%

Lien Position:                                 1st Lien:        85.48%
                                               2nd Lien:        14.52%

Property Type:                   Single Family Detached:        89.75%
                                 Single Family Attached:         0.87%
                                             2-4 Family:         7.10%
                                  Condominium/Townhouse:         1.23%
                                                  Other:         1.05%

Occupancy Status:                        Owner Occupied:        94.61%
                                     Non-Owner Occupied:         5.39%

Geographic Distribution:                                           NY:     14.90%                CA:       5.34%
(states not listed individually account                            MI:      8.27%                OH:       5.27
for less than 5.00% of the Mortgage                                FL:      7.94%                PA:       5.26
Loan principal balance)                                            NJ:      5.84%

Credit Quality:                                                     A:     55.70%
(per IMC's guidelines)                                              B:     24.29%
                                                                    C:     16.84%
                                                                    D:      3.17%

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

                               PRICING INFORMATION

                  $1,000,000,000 Offering Amount (approximate)
                                FSA Bond Insured


TRANSACTION SUMMARY(a)

----------------------------------------------------------------------------------------------------------------------------------
                                                                 First
                                                               Principal     Principal                            Expected
                  Approximate                       WAL         Payment       Window            Stated             Ratings
Certificate           Size        Coupon(d)       (Years)       (Years)       (Years)          Maturity         (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------------------

Class A-1           $75,000,000     Fixed         0.33          0.08          0.50             6/20/99            P-1/A-1+
Class A-2          $228,304,000     Fixed         1.00          0.50          1.08            11/20/13            Aaa / AAA
Class A-3          $198,193,000     Fixed         2.00          1.50          1.08             5/20/14            Aaa / AAA
Class A-4          $118,582,000     Fixed         3.00          2.50          1.08            12/20/17            Aaa / AAA
Class A-5           $95,073,000     Fixed         4.00          3.50          1.08             8/20/22            Aaa / AAA
Class A-6          $100,867,000     Fixed         5.40          4.50          2.00             4/20/26            Aaa / AAA
Class A-7          $113,981,000    Fixed(b)       7.70          6.42          1.58             7/20/29            Aaa / AAA
Class A-8           $70,000,000  Fixed/NAS(b)     6.27          3.08          4.92             7/20/29            Aaa / AAA
Class A-9IO      $70,000,000(c)    Fixed(c)        N/A           N/A           N/A               N/A              Aaa / AAA
---------------- --------------- ------------- -------------- ------------ -------------- ----------------- ----------------------

Notes:
(a) 100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR. To 10% Optional Call.
(b) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.
(c)      Notional IO has a [5.35%] coupon based on the NAS class for 36 months.
(d)      Coupons may be limited as described in the Prospectus.


Prepayment Pricing
Speed Assumption:                   4% CPR, increasing to 25% CPR over 12 months

Payment Date:                       The 20th day of each month (or the next
                                    Business Day thereafter) commencing on
                                    July 20, 1998.

Payment Delay:                      With the exception of the Class A-1
                                    Certificates, 19 days. With respect to the Class A-1 Certificates, 0 days.

Settlement (Closing) Date:          On or about June 10, 1998.

Statistical Cut-off Date:           May 5, 1998 (close of business)

Cut-off Date:                       June 1, 1998 (close of business)
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                               3

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

                                    PRICING INFORMATION (continued)

Clean-up Call:                      The first Monthly Remittance Date on
                                    which the aggregate Loan Balance of the Home
                                    Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.

Interest Accrual Period:            With the exception of the Class A-1
                                    Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related
                                    Payment Date based on a 30/360 day year.

                                    With respect to any Payment Date, the Class
                                    A-1 Certificates will be entitled to
                                    interest which has accrued thereon from the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the Current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Certificate Interest Rate. Calculations of Interest on the Class A-1 Certificates will be made on the basis of the actual number of days elapsed in the related A-1 Accrual Period and a year of 360 days.

Class A-1 Maturity:                 The final  Payment Date for the Class A-1
                                    Certificates will be June 21, 1999, at which time the remaining Certificate Principal
                                    Balance, if any, of the Class A-1
                                    certificates will be paid in full. If the principal remittance amount for such Payment
                                    Date is not sufficient to pay in full the remaining Certificate Principal Balance, if any then outstanding, of the Class A-1
                                    Certificates on such date, a draw will be made on the FSA Insurance Policy in the amount of such shortfall.

Limited Initial Turbo:              85% of the excess cash flow will be used
                                    to accelerate the bonds until the
                                    overcollateralization target is reached.
                                    To the extent necessary, after the
                                    overcollateralization target is initially
                                    reached, 100% of the excess cash flow will
                                    be available to accelerate the bonds to the
                                    overcollateralization target.
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

                            DESCRIPTION OF SECURITIES

Title of Securities:                IMC Home Equity Loan Trust 1998-3

Lead Underwriter:                   PaineWebber Incorporated

Co-Underwriters:                    Bear, Stearns and Co. Inc.
                                    Deutsche Morgan Grenfell
                                    J.P. Morgan Securities Inc.
                                    Morgan Stanley Dean Witter

Seller and Servicer:                IMC Mortgage Company
                                    Headquartered in Tampa, FL

Depositor:                          IMC Securities, Inc.

Trustee:                            The Chase Manhattan Bank

Offering Amount:                    Approximately $1,000,000,000

Statistical Calculation Date:       The collateral described herein and in the
                                    prospectus supplement represents the pool of Home Equity Loans as of the Statistical
                                    Calculation Date of May 5, 1998. It is
                                    anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately
                                    $750,000,000.

Pre-Funding Account:                On the Closing Date, approximately
                                    $250,000,000 will be deposited in an account
                                    (the "Pre-Funding Account") and will be used to acquire Subsequent Loans. The
                                    "Pre-Funding Period" is the period
                                    commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and (ii) August 15, 1998.

Form of Offering:                   Book-Entry form, same-day funds through DTC,
                                    Euroclear, and CEDEL.

Denominations:                      Minimum denominations of $25,000 and
                                    multiples of $1,000 thereafter.

Servicing/Other Fees:               The  collateral is subject to certain fees,
                                    including a servicing fee of 0.50% per annum
                                    payable monthly, Certificate Insurer fees,
                                    and trustee fees.
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                               5

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------



Advancingby Servicer:               The Servicer is required to advance from its
                                    own funds any delinquent payment of interest
                                    (not principal) unless such interest is
                                    deemed to be non-recoverable (the
                                    "Delinquency Advances").

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                               6

                    -----------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                    -----------------------------------------
                      DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:                 Credit enhancement with respect to the
                                    Certificates will be provided by (a)
                                    the overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security Assurance, Inc.("FSA")
                                    Insurance Policy.

                                    Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                    FSA Insurance Policy: FSA (the "Certificate
                                    Insurer") will unconditionally and
                                    irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:                The Trust, exclusive of the Pre-funding
                                    account and the Capitalized Interest
                                    account, will consist of two segregated
                                    asset pools, (the "Upper-Tier REMIC" and the "Lower-Tier REMIC"). Each class of the Offered Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.

ERISA Considerations:               The Certificates may be purchased by
                                    employee benefit plans that are subject to ERISA.

SMMEA Eligibility:                  The Certificates will NOT constitute
                                    "mortgage-related securities" for
                                    purposes of SMMEA.
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

                         BOND SENSITIVITY TO PREPAYMENTS
CLASS A-1 (to call)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  0.81         0.45        0.38        0.33         0.30        0.27
First Principal Payment              07/98        07/98       07/98       07/98        07/98       07/98
Last Principal Payment               06/99        03/99       01/99       12/98        11/98       11/98
Principal Window (years)              1.00        0.75        0.58         0.50        0.42        0.42

CLASS A-2 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  9.99        1.65        1.23         1.00        0.86        0.76
Yield @ par                          6.39%        6.21%       6.14%       6.08%        6.02%       5.97%
Modified Duration                     7.08        1.52        1.15         0.94        0.82        0.73
First Principal Payment              11/02        03/99       01/99       12/98        11/98       11/98
Last Principal Payment               06/12        01/01       04/00       12/99        09/99       07/99
Principal Window (years)              9.67        1.92        1.33         1.08        0.92        0.75

CLASS A-3 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 14.70        3.71        2.58         2.00        1.64        1.40
Yield @ par                          6.31%        6.24%       6.20%       6.16%        6.13%       6.09%
Modified Duration                     9.37        3.22        2.32         1.83        1.52        1.31
First Principal Payment              06/12        01/01       04/00       12/99        09/99       07/99
Last Principal Payment               05/13        05/03       10/01       12/00        07/00       03/00
Principal Window (years)              1.00        2.42        1.58         1.08        0.92        0.75

CLASS A-4 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 15.68        5.89        3.99         3.00        2.42        2.02
Yield @ par                          6.39%        6.35%       6.33%       6.30%        6.27%       6.24%
Modified Duration                     9.68        4.78        3.43         2.66        2.18        1.85
First Principal Payment              05/13        05/03       10/01       12/00        07/00       03/00
Last Principal Payment               06/16        05/05       02/03       12/01        03/01       09/00
Principal Window (years)              3.17        2.08        1.42         1.08        0.75        0.58

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------
                   BOND SENSITIVITY TO PREPAYMENTS (continued)
CLASS A-5 (to call)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 20.28        8.34        5.39         4.00        3.15        2.60
Yield @ par                          6.52%        6.49%       6.47%       6.45%        6.42%       6.40%
Modified Duration                    11.01        6.27        4.43         3.43        2.77        2.33
First Principal Payment              06/16        05/05       02/03       12/01        03/01       09/00
Last Principal Payment               03/21        03/08       08/04       12/02        01/02       05/01
Principal Window (years)              4.83        2.92        1.58         1.08        0.92        0.75

CLASS A-6 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 24.86        11.52       7.66         5.40        4.19        3.38
Yield @ par                          6.57%        6.56%       6.54%       6.52%        6.50%       6.48%
Modified Duration                    12.01        7.88        5.86         4.43        3.56        2.95
First Principal Payment              03/21        03/08       08/04       12/02        01/02       05/01
Last Principal Payment               02/25        12/11       12/07       11/04        05/03       05/02
Principal Window (years)              4.00        3.83        3.42         2.00        1.42        1.08

CLASS A-7 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 27.22        14.36       10.35        7.70        5.94        4.77
Yield @ par                          6.96%        6.95%       6.94%       6.93%        6.91%       6.90%
Modified Duration                    11.98        8.87        7.20         5.81        4.73        3.95
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)              0.67        1.00        1.00         1.58        1.42        1.25

CLASS A-8 NAS (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.92         6.27        5.47        4.72
Yield @ par                          6.47%        6.46%       6.45%       6.45%        6.44%       6.43%
Modified Duration                     8.06        5.85        5.37         4.98        4.47        3.96
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)             24.25        11.42       7.42         4.92        3.25        2.08

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------


                   BOND SENSITIVITY TO PREPAYMENTS (continued)

CLASS A-7 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 28.24        16.38       12.69        9.71        7.35        5.62
Yield @ par                          6.97%        6.98%       7.01%       7.01%        7.00%       6.97%
Modified Duration                    12.13        9.49        8.17         6.79        5.52        4.47
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               02/28        03/24       03/18       10/13        12/11       08/09
Principal Window (years)              3.08        12.33       10.33        9.00        8.67        7.33


CLASS A-8 NAS (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.97         6.44        6.03        5.71
Yield @ par                          6.47%        6.46%       6.46%       6.46%        6.48%       6.52%
Modified Duration                     8.06        5.85        5.40         5.07        4.81        4.60
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               12/27        06/22       05/13       05/13        10/11       05/09
Principal Window (years)             26.50        21.00       11.92       11.92        10.33       7.92










-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                              10

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                   Description   Count        Balance$  Pool%

State                                 Alabama      8          345,256   0.05
                                       Alaska      1           94,849   0.01
                                      Arizona     70        4,235,926   0.58
                                     Arkansas     35        1,516,702   0.21
                                   California    354       39,063,448   5.34
                                     Colorado    126        8,870,812   1.21
                                  Connecticut    169       13,648,367   1.87
                                     Delaware     39        2,284,814   0.31
                         District of Columbia     17        1,556,237   0.21
                                      Florida    984       58,064,241   7.94
                                      Georgia    392       27,040,033   3.70
                                       Hawaii     19        3,059,993   0.42
                                        Idaho     35        1,742,791   0.24
                                     Illinois    431       28,038,320   3.84
                                      Indiana    386       19,061,668   2.61
                                         Iowa     38        1,892,203   0.26
                                       Kansas     30        1,551,496   0.21
                                     Kentucky    124        6,163,052   0.84
                                    Louisiana     88        4,242,984   0.58
                                        Maine     17          965,714   0.13
                                     Maryland    410       27,731,833   3.79
                                Massachusetts    210       14,370,556   1.97
                                     Michigan  1,015       60,482,676   8.27
                                    Minnesota    104        7,055,357   0.97
                                  Mississippi     86        3,862,443   0.53
                                     Missouri    142        6,139,041   0.84
                                      Montana      6          639,622   0.09
                                     Nebraska     25        1,081,358   0.15
                                       Nevada     36        2,973,095   0.41
                                New Hampshire     17          963,936   0.13
                                   New Jersey    474       42,702,007   5.84
                                   New Mexico     54        4,222,615   0.58
                                     New York  1,338      108,905,896  14.90
                               North Carolina    551       32,525,267   4.45
                                 North Dakota      3          205,876   0.03
                                         Ohio    702       38,528,478   5.27
                                     Oklahoma     40        1,701,950   0.23
                                       Oregon     91        7,564,838   1.03
                                 Pennsylvania    639       38,486,353   5.26
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------


                                 Rhode Island     50        3,575,209   0.49
                               South Carolina    379       20,855,661   2.85
                                 South Dakota      1           35,000   0.00
                                    Tennessee    469       27,567,027   3.77
                                        Texas    235       15,559,107   2.13
                                         Utah     84        7,446,371   1.02
                                      Vermont      8          518,366   0.07
                                     Virginia    287       17,041,899   2.33
                                   Washington    103        8,273,326   1.13
                                West Virginia     41        1,732,814   0.24
                                    Wisconsin     96        4,723,646   0.65
                                      Wyoming      4          161,366   0.02
                                              ------      ----------- ------
 Total                                        11,063     $731,071,895 100.00%



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

 Aggregate Field                  Description   Count        Balance$   Pool%

 Combined LTV                  5.01 to  10.00      4           76,171   0.01
                              10.01 to  15.00     13          296,376   0.04
                              15.01 to  20.00     19          444,685   0.06
                              20.01 to  25.00     50        1,542,791   0.21
                              25.01 to  30.00     62        2,527,813   0.35
                              30.01 to  35.00     83        3,123,038   0.43
                              35.01 to  40.00    128        6,179,521   0.85
                              40.01 to  45.00    142        6,258,760   0.86
                              45.01 to  50.00    239       11,490,323   1.57
                              50.01 to  55.00    229       13,529,426   1.85
                              55.01 to  60.00    404       21,386,347   2.93
                              60.01 to  65.00    676       40,524,426   5.54
                              65.01 to  70.00  1,038       61,819,420   8.46
                              70.01 to  75.00  1,574      104,742,599  14.33
                              75.01 to  80.00  2,955      226,732,383  31.01
                              80.01 to  85.00  1,554      117,888,440  16.13
                              85.01 to  90.00  1,219       89,627,166  12.26
                              90.01 to  95.00    177        6,732,655   0.92
                              95.01 to 100.00    497       16,149,555   2.21
                                              ------      ----------- ------
Total                                         11,063     $731,071,895 100.00%

Aggregate Field                   Description   Count        Balance$   Pool%

Current Coupon                 6.001 -  7.000     28        3,265,794   0.45
                               7.001 -  8.000    160       18,555,342   2.54
                               8.001 -  9.000    699       68,279,674   9.34
                               9.001 - 10.000  1,819      157,176,240  21.50
                              10.001 - 11.000  2,712      190,649,808  26.08
                              11.001 - 12.000  2,377      143,588,388  19.64
                              12.001 - 13.000  1,782       92,134,941  12.60
                              13.001 - 14.000    984       39,537,721   5.41
                              14.001 - 15.000    377       13,821,815   1.89
                              15.001 - 16.000     93        3,156,695   0.43
                              16.001 - 17.000     28          839,357   0.11
                              17.001 - 18.000      3           47,120   0.01
                              19.001 - 20.000      1           19,000   0.00
                                              ------      ----------- ------
 Total                                        11,063     $731,071,895 100.00%
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                              13

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------


            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                   Description   Count        Balance$    Pool%

Current Balance              Up to  25,000.00   1,831       33,663,800   4.60
                      25,000.01 to  50,000.00   3,714      140,537,686  19.22
                      50,000.01 to  75,000.00   2,466      151,347,649  20.70
                      75,000.01 to 100,000.00   1,226      106,715,177  14.60
                     100,000.01 to 125,000.00     706       79,183,854  10.83
                     125,000.01 to 150,000.00     387       52,772,534   7.22
                     150,000.01 to 175,000.00     220       35,491,479   4.85
                     175,000.01 to 200,000.00      96       17,812,498   2.44
                     200,000.01 to 250,000.00     185       41,856,335   5.73
                     250,000.01 to 300,000.00     142       38,929,431   5.33
                     300,000.01 to 350,000.00      47       15,165,634   2.07
                     350,000.01 to 400,000.00      25        9,369,042   1.28
                     400,000.01 to 450,000.00      10        4,244,102   0.58
                     450,000.01 to 500,000.00       4        1,897,686   0.26
                     500,000.01 to 550,000.00       3        1,528,763   0.21
                              Over 550,000.00       1          556,223   0.08
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%


Aggregate Field                   Description   Count        Balance$    Pool%

Property Type             Two- to Four-Family     686       51,902,957   7.10
                                    Townhouse      21        1,261,330   0.17
                         Manufactured Housing      74        3,300,702   0.45
                                 Multi-Family      28        2,993,101   0.41
                                  Condominium     130        7,725,601   1.06
                       Single Family Attached     114        6,358,906   0.87
                       Single Family Detached   9,992      656,157,457  89.75
                     Planned Unit Development      15        1,029,384   0.14
                                    Mixed Use       3          342,458   0.05
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                              14

                   -------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
                   -------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE


Aggregate Field                   Description   Count        Balance$    Pool%

Months Since Origination               0 to 1   4,582      283,136,759  38.73
                                      2 to 12   6,405      443,079,668  60.61
                                     13 to 24      73        4,729,197   0.65
                                   25 or more       3          126,271   0.02
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%


Aggregate Field                   Description   Count        Balance$    Pool%

Remaining Term                      Up to 120     524       14,946,782   2.04
                                   121 to 180   5,772      350,762,977  47.98
                                   181 to 240   1,193       65,089,579   8.90
                                   241 to 300     145        9,011,432   1.23
                                   301 to 360   3,429      291,261,125  39.84
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%


Aggregate Field                   Description   Count        Balance$    Pool%

Lien Type                          First Lien   8,311      624,915,592  85.48
                                  Second Lien   2,752      106,156,303  14.52
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%


Aggregate Field                   Description   Count        Balance$    Pool%

Occupancy                      Owner Occupied  10,362      691,693,546  94.61
                               Investor Owned     681       38,261,604   5.23
                         Vacation/Second Home      20        1,116,744   0.15
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%
-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                                                              15